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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


 CURRENT  REPORT  PURSUANT  TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                 ACT OF 1934.



                          Date of Report July 26, 1999


                         SBA COMMUNICATIONS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

            Florida                        333-50219                  65-0716501
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(State or other jurisdiction of      Commission File Number        (I.R.S. Employer
incorporation or organization)                                    Identification No.)

    One Town Center Road, Boca Raton, Florida                          33486
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(Address of principal executive offices)                            (Zip code)



                                        (561) 995-7670
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              (Registrant's telephone number, including area code)

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Item 5            Other Events

                  SBA Communications Corporation ("SBAC") announced that the managing underwriters of its initial public offering, which was declared effective June 16, 1999, have exercised and closed on their right to purchase an additional 1,300,000 shares of SBAC Class A common stock. The Company received all of the net proceeds from the sale of the shares, which were sold at the initial public offering price of $9.00 per share. A copy of the press release issued by SBAC on July 19, 1999 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




Item 7           Financial Statements and Exhibits

                 (c)      Exhibits

                 99.1     Press release dated July 19, 1999
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




July 26, 1999                        /s/  Jeffrey A. Stoops
                                     ----------------------
                                     Jeffrey A. Stoops
                                     Chief Financial Officer